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EXHIBIT 10-AL(i)

                        REVOLVING CREDIT LOAN AGREEMENT


     THIS REVOLVING CREDIT LOAN AGREEMENT, is made this 12th day of August, 1996, by and between BAGEL ACQUISITION CORPORATION, an Indinana corporation, ("Borrower") and QUALITY DINING, INC., an Indiana corporation, ("Lender").

                                    RECITALS

     A. Borrower has applied to Lender for a revolving credit loan not to exceed ELEVEN MILLION DOLLARS ($11,000,000.00) (the "Loan"), to be used as herein agreed, and has executed and delivered to the Lender its Promissory Note of even date herewith in that amount, with interest (the "Promissory Note"), and, to secure the Promissory Note, has executed and delivered on even date herewith the Security Agreement, granting a security interest in the assets of Borrower as described in the Security Agreement.

     B. Lender agrees to make the Loan to Borrower according to the terms of this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Lender agrees to make the Loan and Borrower agrees to accept the loan in accordance with the terms and conditions set forth herein and in the Promissory Note and Security Agreement.

     2. Borrower warrants and represents that the purpose of the Loan shall be for business and commercial use only and shall be used for the initial start up, leasing costs, equipment purchase, advertising and labor associated with opening one or more restaurants.

     3. Borrower has agreed to grant a security interest to Lender in Borrower's assets. On even date Borrower has executed and delivered to Lender its Security Agreement. Borrower represents and warrants that the real and personal Property conveyed by the Security Agreement consists of all assets of Bagel Acquisition Corporation.

     4. The Borrower agrees to execute and to deliver to the Lender, at Lender's request, security agreements, financing statements, chattel mortgages or other similar instruments covering all property of any kind whatsoever purchased with the loan proceeds and concerning which there may be any doubt as to their being subject to the Security Agreement.

     5. Notwithstanding Section 1 hereof, Borrower may borrow less than the entire amount of the loan provided that the Borrower does not borrow any other funds, the purpose or effect of which is to reduce the amount to be borrowed hereunder.

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     6.  Should either party to this Agreement have to enforce any provision hereof against the other, in a court of law, by arbitration, or otherwise, the prevailing party in such action shall receive from the non-prevailing party its reasonable costs and attorneys fees.

     7. This Agreement shall be construed in accordance with the laws of the State of Indiana.

     IN WITNESS WHEREOF, the parties have executed and sealed this Agreement the day and year first above written.

                                       QUALITY DINING, INC.
                                       An Indiana corporation


                                       By:/s/ Michael G. Sosinski
                                          -----------------------------------
                                       Name: Michael G. Sosinski
                                       Title: Chief Financial Officer

                                       BAGEL ACQUISITION CORPORATION.
                                       an Indiana corporation


                                       By:/s/ Daniel B. Fitzpatrick
                                          -----------------------------------
                                       Name: Daniel B. Fitzpatrick
                                       Title: President


STATE OF ____________ )
                      ) ss.
COUNTY OF ___________ )

     Subscribed and sworn to before me this 12th day of August, 1996, by Michael
G. Sosinski as Chief Financial Officer of Quality Dining, Inc., an Indiana corporation.

     [S E A L]
                                       -----------------------------------
                                       Notary Public

My Commission Expires:________________


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STATE OF ___________ )
                     ) ss.
COUNTY OF __________ )

     Subscribed and sworn to before me this 12th day of August, 1996, by Daniel
B. Fitzpatrick, President of Bagel Acquisition Corporation an Indiana corporation.

     [S E A L]
                                       -------------------------------
                                       Notary Public


My Commission Expires:________________




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